UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 19, 2016

CVSL INC.
(Exact name of registrant as specified in its charter)

Florida	001-36755	98-0534701
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation or organization)		Identification No.)

2950 North Harwood Street, 22nd Floor, Dallas, Texas 75201
(Address of principal executive offices and zip code)

(972) 398-7120
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Sales of Unregistered Securities.

On February 19, 2016, the Board of Directors (the “Board”) of CVSL Inc. dba JRJR Networks (the “Company”) granted under the Company’s 2015 Stock Incentive Plan (the “Plan”) an aggregate of 940,702 shares of common stock, par value $0.0001 per share, of the Company (the “Common Stock”) to the members of the Board of the Company and options to purchase 130,000 shares of Common Stock to certain executive officers of the Company. The stock options granted to the executive officers have an exercise price of $1.04 per share (the closing price of the Common Stock on the grant date) and vest on the one year anniversary of the date of grant. The aforementioned shares of Common Stock and options were issued in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof and any issuances of shares of Common Stock upon exercise of such options will be made in reliance on the exemption from registration provided by Section 3(a)(9) and/or Section 4(a)(2) of the Securities Act.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 19, 2016, the Board of the Company granted under the Company’s Plan an aggregate of 940,702 shares of Common Stock to the members of the Board and options to purchase an aggregate of 130,000 shares of Common Stock to certain executive officers. The number of shares of Common Stock granted to each member of the Board represents 50% of the annual fees (other than Mr. Bishop, who elected to receive 100% of such fees in shares of Common Stock) previously earned for service as directors and is based on their term of service. The number of shares issued to the members of the Board were as follows: Michael Bishop was granted 304,268 shares; William Randall was granted 152,134 shares; Julie Rasmussen was granted 143,309 shares; Kay Bailey Hutchison was granted 93,915 shares; Roy Damary was granted 90,411 shares; Bernard Ivaldi was granted 90,411 shares; and John Bickel was granted 66,254 shares.
Certain executive officers of the Company were granted options to purchase shares of Common Stock as follows: John Rochon, Jr., the Company’s Chief Financial Officer and Vice Chairman, was granted options to purchase 70,000 shares of Common Stock; Russell Mack, the Company’s Executive Vice President, was granted options to purchase 40,000 shares of Common Stock; Ryan Mack, the Company’s Deputy Chief Financial Officer, was granted options to purchase 10,000 shares of Common Stock; and Matt Howe, the Company’s Chief Investment Officer, was granted options to purchase 10,000 shares of Common Stock. The stock options granted to the executive officers expire after ten years and have an exercise price of $1.04 per share (the closing price of the Common Stock on the grant date) and vest on the one year anniversary of the date of grant. In addition, the Company hereby files the forms of agreements to be used to evidence the issuance of the shares of Common Stock to the Board (the “Form of Stock Award Agreement”) and the incentive stock options to the executive officers (the “Form of Incentive Stock Option Agreement”) as well as the form of nonqualified stock option agreement (the “Form of Nonqualified Stock Option Agreement”).
The foregoing summary descriptions of the Form of Stock Award Agreement, the Form of Incentive Stock Option Agreement and the Form of Nonqualified Stock Option Agreement do not purport to be complete and are subject to, and qualified in their entirety by reference to, the full text of such documents that are filed as Exhibit 10.1, Exhibit 10.2, and Exhibit 10.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.
Item 9.01 – Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Form of Stock Award Agreement under the 2015 Stock Incentive Plan

10.2	Form of Incentive Stock Option Agreement under the 2015 Stock Incentive Plan

10.3	Form of Nonqualified Stock Option Agreement under the 2015 Stock Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CVSL Inc.

Date: February 25, 2016	By:	/s/ John P. Rochon
John P. Rochon
Chief Executive Officer and President

Exhibit 10.1

FORM OF STOCK AWARD AGREEMENT
This Stock Award Agreement (this “Agreement”) dated and effective as of [_______] (the “Grant Date”), is by and between CVSL Inc., a Florida corporation (the “Company”), and [_______] (“Grantee”).
WHEREAS, Grantee is a non-employee member of the Company’s Board of Directors (the “Board”); and
WHEREAS, the Company desires to provide an incentive to Grantee in the form of shares of common stock, $0.0001 par value per share, of the Company (“Common Stock”) pursuant to the Company’s 2015 Stock Incentive Plan (the “Plan”) to encourage Grantee’s long-term performance for the Company as a non-employee director and to more closely align Grantee’s interest in the Company with that of the Company’s shareholders;
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth in this Agreement and the Plan, and intending to be legally bound hereby, Grantee and the Company (collectively, the “Parties”) hereby agree as follows:
1.                                      GRANT OF AWARDED SHARES.  The Company hereby grants to Grantee on the Grant Date, and Grantee hereby accepts the award of [_______] shares of Common Stock (the “Awarded Shares”), as a stock award in accordance with, and subject to the restrictions, terms and conditions of, this Agreement and the Plan as an incentive for Grantee’s efforts on behalf of the Company as a non-employee director.  Grantee acknowledges that the Awarded Shares shall be subject to all of the terms and conditions set forth in this Agreement, including the restrictions on transfer set forth in Section 5.
2.                                      VESTING OF AWARDED SHARES.  The Awarded Shares shall vest in full on the Grant Date.
3.                                      DIVIDEND AND VOTING RIGHTS.  Subject to the restrictions contained in this Agreement, Grantee shall have the rights of a shareholder with respect to the Awarded Shares, including the right to vote all such Awarded Shares and to receive all dividends, cash or stock, paid or delivered thereon, from and after the date hereof.
4.                                      CAPITAL ADJUSTMENTS. The number of Awarded Shares shall be adjusted to reflect, as deemed appropriate by the Board, any increase or decrease of the number of shares of Common Stock resulting from a stock dividend, stock split, reverse stock split, combination, reclassification, recapitalization, or other change in the outstanding Common Stock effected during the term of this Agreement without receipt of consideration by the Company.
5.                                      REPRESENTATIONS AND WARRANTIES OF GRANTEE.  Grantee represents and warrants to, and agrees with, the Company that:
(a)                                 Grantee has reviewed, understood, and carefully considered the various risks of the Company and its business and affairs, including its proposed operations.  Grantee has no need for liquidity with respect to the Awarded Shares and is able, without significantly impairing his financial condition, to hold the Awarded Shares and bear the economic risk of an investment in the Awarded Shares for an indefinite time and can afford a complete loss of such investment.
(b)                                 Grantee has been furnished or has had access to all information and the business records of the Company which it considers necessary or advisable to enable him to make a decision about the acquisition of the Awarded Shares and corresponding investment in the Company, including the Company’s most recent Form 10-K filed with the Securities and Exchange Commission (the “SEC”) and the Company’s subsequent filings with the SEC, and has had an adequate opportunity to ask questions of, and receive answers from, the Company concerning any and all matters relating to (i) the terms and conditions of this Agreement, (ii) the acquisition of the Awarded

Shares, (iii) the business, operations, market potential, capitalization, financial condition and prospects of the Company and (iv) all other matters deemed relevant by Grantee.
(c)                                  Grantee understands and acknowledges that (i) the Awarded Shares are and will be “restricted securities” under the Securities Act of 1933, as amended (the “Securities Act”), and are transferred and acquired in a private transaction not involving a public offering within the meaning of the Securities Act that is exempt from the registration requirements of the Securities Act, (ii) the Awarded Shares have not been and are not being registered under the Securities Act or under the “blue sky” laws or securities laws of any state or other jurisdiction, and (iii) Grantee has not been induced to acquire the Awarded Shares by any public solicitation or advertisement within the meaning of the Securities Act.  Grantee understands that the Awarded Shares may not be sold or otherwise transferred without registration under the Securities Act or an exemption therefrom and that in the absence of an effective registration statement covering the Awarded Shares or any available exemption from registration under the Securities Act, the Awarded Shares must be held indefinitely.  The Company may require an opinion of counsel, satisfactory to the Company, regarding the compliance with the applicable securities laws of any sale or transfer of the Awarded Shares.  Grantee will transfer the Awarded Shares only in a manner consistent with his representations, warranties and agreements set forth in this Agreement.
(d)                                 Grantee (i) is acquiring the Awarded Shares for investment for his own account, not for or as a nominee or agent of any other person, and not with a view to, or for resale in connection with, any “distribution” of any such securities within the meaning of the Securities Act, and (ii) has no present intention of selling, granting any participation in, or otherwise distributing or transferring the Awarded Shares to be acquired by him.  Except as set forth in or contemplated by this Agreement, Grantee does not have any contract, undertaking, agreement, commitment, or arrangement with any person to transfer, or grant any participation to any person with respect to, any of the Awarded Shares.
(e)                                  Grantee acknowledges and agrees that (i) because of exemption relied upon for the grant of the Awarded Shares under this Agreement, Grantee’s resale or transfer of the Awarded Shares will be restricted, (ii) the Company is not and will not be under any obligation to register the Awarded Shares, or cause them to be registered, or to obtain or assist in obtaining any exemption from registration, for any resale or transfer of the Awarded Shares, and (iii) Rule 144 promulgated by the SEC is not immediately available for the resale or transfer of any of the Awarded Shares and may not be available at the time Grantee desires to resell any of the Awarded Shares, and any reliance on Rule 144 will be subject to compliance with all of the applicable conditions thereto.
(f)                                   Each stock certificate representing the Awarded Shares shall bear a legend in substantially the following form:
“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.  THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THE SHARES OR THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SAID ACT THAT IS THEN APPLICABLE TO THE SHARES AS TO WHICH A PRIOR OPINION OF COUNSEL MAY BE REQUIRED BY CVSL INC. OR THE TRANSFER AGENT.”
The Awarded Shares will be subject to a stop-transfer order reflecting the restrictions on resale and transfer described in this Section 5.
6.                               TAX MATTERS.  Grantee acknowledges that the tax consequences associated with the Awarded Shares are complex and that the Company has urged Grantee to review with Grantee’s own tax advisors the federal, state, and local tax consequences of this Agreement and the Awarded Shares.  Grantee is relying solely on such advisors and not on any statements or representations of the Company or any of its agents.  Grantee understands that

Grantee, and not the Company, shall be responsible for Grantee’s own tax liability that may arise as a result of the Awarded Shares.
7.                               TAX WITHHOLDING.  While the Company does not expect to withhold any tax with respect to the Awarded Shares based on the status of Grantee as an non-employee director of the Company, if the Company becomes obligated to withhold an amount on account of any federal, state, or local tax imposed because of the grant or sale of the Awarded Shares to Grantee under this Agreement, including any federal, state, or other income or other tax, then Grantee shall pay that amount (the “Withholding Liability”) to the Company on or promptly after the date of the event that imposes the obligation to withhold on the Company.  Payment of the Withholding Liability to the Company shall be made in cash, by check payable to the Company, or in any other form acceptable to the Company.  Grantee hereby acknowledges and agrees that the Company may withhold or offset the Withholding Liability from any compensation or other amounts payable to Grantee from the Company if Grantee does not pay the Withholding Liability to the Company, and Grantee agrees that the Company’s withholding and offset of any such amount, and the payment of it to the relevant taxing authority or authorities, shall constitute full satisfaction of the Company’s obligation to pay any such compensation or other amounts to Grantee.  Further, unless the Company otherwise determines, the Company’s obligation to deliver any Awarded Shares, or any stock certificate or certificates representing Awarded Shares, to Grantee shall be subject to, and conditioned upon, payment of the Withholding Liability (if any).
8.                               ADMINISTRATION.  The Board (or a committee of the Board designated for purposes of administering this Agreement) will have full authority to interpret this Agreement and to prescribe such rules and regulations in connection with the operation of the Agreement as the Board, in its sole and absolute discretion, determines in good faith to be advisable.  The Board may rescind and amend its rules and regulations from time to time.  The good faith interpretation by the Board of any of the provisions of this Agreement shall be final and binding upon the Company, Grantee and any other interested party.  In the event the Board has designated a committee to administer this Agreement, references to the Board with respect to administrative and similar matters in this Agreement shall be deemed to refer to such committee.
9.                               EFFECT OF AGREEMENT.  Neither the execution of this Agreement nor any action of the Board in connection with or relating to this Agreement shall be deemed to give Grantee any rights except as may be expressed in this Agreement or the Plan.  The existence of this Agreement shall not affect in any way the right of the Board or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization, or other change in the Company’s capital structure or its business, any merger or consolidation or other transaction involving the Company, any issuance of other shares of Common Stock or any other securities of the Company (including bonds, debentures, or shares of preferred stock ahead of or affecting the Common Stock or the rights thereof), the dissolution or liquidation of the Company or any sale or transfer of all or any part of the Company’s assets or business, or any other corporate act or proceeding by or for the Company.  Nothing in this Agreement shall confer upon Grantee any right with respect to Grantee’s membership on the Board.
10.                               NOTICES.  Any notices, consents, demands, requests, approvals, and other communications to be given under this Agreement by any party to the others shall be deemed to have been duly given if given in writing and personally delivered, sent by nationally recognized overnight courier, sent by telecopy, or sent by mail, registered or certified, postage prepaid with return receipt requested, at the address specified beside each party’s name below:

If to the Company:	CVSL Inc. 2950 North Harwood Street, 22nd Floor Dallas, Texas 75201
Attention: Ms. Heidi Hafer

If to the	[ ]
Grantee:

Notices delivered personally or by courier or telecopy shall be deemed communicated as of actual receipt; mailed notices shall be deemed communicated as of 10:00 a.m. (Dallas time) on the third business day after mailing.  Any party may change its or his address for notice hereunder by giving notice of such change in the manner provided in this paragraph.
11.                               ENTIRE AGREEMENT; GOVERNING LAW.  The Plan is incorporated herein by reference. This Agreement and the Plan constitute the entire agreement between the Company and the Grantee with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof. This Agreement shall be governed by and construed in accordance with the Business Corporation Act of the State of Florida, as to matters within the scope thereof, and the internal laws of the State of Texas (without reference to conflict of law provisions), as to all other matters.
12.                               DISPUTE RESOLUTION.  The provisions of this Section 12 shall be the exclusive means of resolving disputes of the Parties (including any other persons claiming any rights or having any obligations through the Company or Grantee) arising out of or relating to this Agreement (including any breach or termination of this Agreement).  The Parties shall attempt in good faith to resolve any disputes arising out of or relating to this Agreement by negotiation between individuals who have authority to settle the controversy.  Negotiations shall be commenced by either Party by a written statement of the Party’s position and the name and title of the individual who will represent the Party.  Within thirty (30) days of the written notification, the Parties shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to resolve the dispute.  If the dispute has not been resolved by negotiation within ninety (90) days of the written notification of the dispute, either Party may file suit and each Party agrees that any suit, action, or proceeding arising out of or relating to this Agreement shall be brought in the United States District Court for the Northern District of Texas (or should such court lack jurisdiction to hear such suit, action or proceeding, in a Texas state court in Dallas County, Texas) and that the Parties shall submit to the jurisdiction of such court.  The Parties irrevocably waive, to the fullest extent permitted by law, any objection a Party may have to the laying of venue for any such suit, action or proceeding brought in such court.  THE PARTIES ALSO EXPRESSLY WAIVE ANY RIGHT THEY HAVE OR MAY HAVE TO A JURY TRIAL OF ANY SUCH SUIT, ACTION OR PROCEEDING.  If any one or more provisions of this Section 16 shall for any reason be held invalid or unenforceable, it is the specific intent of the Parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.
     13.                               AMENDMENT; WAIVER.  This Agreement may be amended or modified only by means of a written document or documents signed by the Parties.  Any provision for the benefit of the Company contained in this Agreement may be waived, either generally or in any particular instance, by the Board.  A waiver on one occasion shall not be deemed to be a waiver of the same or any other matter on a future occasion.
14.                               COUNTERPARTS.  This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which shall constitute one and the same document.

15.                               INTERPRETIVE MATTERS.  Whenever required by the context, pronouns and any variation thereof used in this Agreement shall be deemed to refer to the masculine, feminine, or neuter, and the singular shall include the plural, and vice versa.  The term “include” or “including” does not denote or imply any limitation.  Each reference in this Agreement to a “Section” shall be deemed to be to a section of this Agreement, unless otherwise stated.  The captions and headings used in this Agreement are inserted for convenience and shall not be deemed a part of this Agreement for construction or interpretation.
16.                               SEVERABILITY AND REFORMATION.  The Parties intend all provisions of this Agreement to be enforced to the fullest extent permitted by law.  Accordingly, if any provision of this Agreement is adjudicated to be invalid, illegal, or unenforceable, then the Parties hereby stipulate and agree that (i) the adjudicating authority may and hereby is requested to modify the effect and/or interpret such provision so that it becomes valid, legal, and enforceable and is as like the original provision as possible, (ii) such provision will not affect any other provision of this Agreement, (iii) if for any reason the provision in question cannot be amended, then this Agreement will be reformed, construed, and enforced as if such provision had never been contained herein and/or has been severed herefrom, (iv) such invalidity, illegality, or unenforceability will not take effect in any other jurisdiction absent a separate adjudication to that effect, and (v) the remainder of this Agreement shall continue in full force and effect.

Balance of Page Intentionally Left Blank

CVSL INC.

By:
Name:
Title:

THE GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT SHALL CONFER UPON GRANTEE ANY RIGHT WITH RESPECT TO FUTURE AWARDS OR CONTINUATION OF GRANTEE’S CONTINUOUS SERVICE WITH THE COMPANY.

The Grantee further acknowledges that he is familiar with the terms and provisions of this Agreement, and hereby accepts the Awarded Shares subject to all of the terms and provisions hereof.  Grantee has reviewed this Agreement in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement, and fully understands all provisions of this Agreement.  Grantee hereby agrees that all disputes arising out of or relating to this Agreement shall be resolved in accordance with Section 12.  Grantee further agrees to notify the Company upon any change in the address for notice indicated in this Agreement.

DATED: ___________, 2016	SIGNED:
[ ], Grantee

Exhibit A to Stock Award Agreement

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED, I,                                     , hereby sell, assign, and transfer unto                                                                              a total of                                          (                                ) shares of the Company’s Common Stock standing in my name in the share transfer records of the Company represented by Certificate No.                                      delivered herewith and do hereby irrevocably constitute and appoint                                                    as attorney-in-fact, with full power of substitution, to transfer such shares in the share transfer records of the Company.

(Signature)

(Printed name)

INSTRUCTIONS:

Please do not fill in any blanks other than the signature and name lines.  The purpose of this assignment is to enable the transfer of shares upon forfeiture and repurchase under the Stock Award Agreement, without requiring additional signatures on the part of Grantee.

Exhibit 10.2

CVSL INC.

NOTICE OF INCENTIVE STOCK OPTION
2015 STOCK INCENTIVE PLAN

CVSL Inc., a Florida corporation (the “Company”), grants to the undersigned (the “Participant”) the following incentive stock option to purchase shares (the “Shares”) of the common stock of the Company, par value $0.0001 per share (the “Common Stock”), pursuant to the Company’s 2015 Stock Incentive Plan (the “Plan”):

Participant:	___________________
Total Number of Shares:	___________________
Grant Date:	___________________
Exercise Price per Share:	___________________
Vesting Commencement Date:	___________________
Vesting Schedule:
1/____th of the Total Number of Shares shall vest and become exercisable on first day of every quarter following the Vesting Commencement Date until all of the Shares have vested, subject to Participant continuing to be an employee through each such date.

Final Exercise Date:	, 20[ ], however, this Option may expire earlier pursuant to Section 3 of the Incentive Stock Option Agreement if the Participant’s relationship with the Company is terminated.

This incentive stock option is granted under and governed by the terms and conditions of the Plan and the Incentive Stock Option Agreement, both of which are incorporated herein by reference. By signing below, the Participant accepts this incentive stock option, acknowledges receipt of a copy of the Plan and the Incentive Stock Option Agreement, and agrees to the terms thereof.

CVSL INC.:

[NAME OF PARTICIPANT]
By:
(Signature)
Name:

Address:         Title:

Date:

FORM OF CVSL INC.

INCENTIVE STOCK OPTION AGREEMENT
Granted under 2015 Stock Incentive Plan

1.    Grant of Option. This Incentive Stock Option Agreement (the “Agreement”) evidences the grant by CVSL Inc., a Florida corporation (the “Company”), on the Grant Date to the Participant, an employee of the Company, of an option (this “Option”) to purchase, in whole or in part, on the terms provided herein and in the Plan, the Total Number of Shares at the Exercise Price per Share, all as defined and set forth in the accompanying Notice of Incentive Stock Option (the “Notice”). Capitalized terms that are not otherwise defined herein or in the Notice shall have the meanings given to such terms in the Plan.
It is intended that this Option shall be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”). If for any reason the Option, or any portion thereof, does not meet the requirements of Section 422 of the Code, then the Option, or any portion thereof, as necessary, shall be deemed a non-statutory stock option granted under the Plan. Except as otherwise indicated by the context, the term “Participant,” as used in this Agreement, shall include any person who acquires the right to exercise this Option validly under its terms.
2.    Vesting Schedule. This Option shall vest and become exercisable at the time or times set forth in the accompanying Notice. If the Participant has been an employee for at least one year prior to the effective date of a Change of Control, then immediately prior to the effective date of a Change in Control, this Option shall be fully vested and become exercisable as to the Total Number of Shares as set forth in the Notice, it being understood that in no event shall the Participant be entitled to exercise the Option to purchase greater than the Total Number of Shares as a result of this provision.
3. Exercise of Option.
(a)    Form of Exercise. Each election to exercise this Option shall be in writing in substantially the form of the Notice of Stock Option Exercise attached to this Agreement as Exhibit A, signed by the Participant, and received by the Company at its principal office, accompanied by this Agreement, and payment in full in the manner provided in the Plan. The Participant may purchase less than the number of Shares subject to this Option; provided that, no partial exercise of this Option may be for any fractional share.
(b)    Continuous Relationship with the Company Required. Except as otherwise provided in Section 2 or this Section 3, this Option may not be exercised unless the Participant, at the time of the exercise of this Option, is, and has been at all times since the Grant Date, an employee to or of the Company or any subsidiary of the Company as defined in Section 424(f) of the Code (an “Eligible Participant”); provided, however that if the Participant terminates its relationship with the Company and thereafter resumes its relationship with the Company during the Exercise Period, it shall not be deemed to have undergone a termination of its relationship and the Option shall continue to be outstanding according to its terms.
(c)    Termination of Relationship with the Company. If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in Section 2 or paragraph (d) below, the right to exercise this Option shall terminate three months after such cessation (but in no event after the Final Exercise Date); provided that, this Option shall be exercisable only to the extent that the Participant was entitled to exercise this Option on the date of such cessation. Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment agreement, confidentiality and nondisclosure agreement, or other agreement between the Participant and the Company, or is terminated by the Company for Cause, the right to exercise this Option shall terminate immediately upon such violation or termination as set forth in the Plan.
(d)    Exercise Period Upon Death or Disability. If the Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while the Participant is an Eligible Participant, this Option shall be exercisable, within the period of one year following the date of death or disability of the Participant, by the Participant (or in the case of death by an authorized transferee); provided that, this Option shall be exercisable only to the extent that this Option was exercisable by the Participant on the date of the Participant’s death or disability, and further provided that this Option shall not be exercisable after the Final Exercise Date.
(e)    Method of Payment. Payment of the Exercise Price shall be made by any of the following, or a combination thereof, at the election of the Participant; provided, however, that such exercise method does not then violate any applicable law and, provided further, that the portion of the Exercise Price equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the Florida Business Corporation Act:

(i)	cash;

(ii)	check;

(iii)
surrender of Shares held for the requisite period, if any, necessary to avoid a charge to the Company’s earnings for financial reporting purposes, or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate Exercise Price of the Shares as to which the Option is being exercised;

(iv)
payment through a “net exercise” such that, without the payment of any funds, the Participant may exercise the Option and receive the net number of Shares equal to (x) the number of Shares as to which the Option is being exercised, multiplied by (y) a fraction, the numerator of which is the Fair Market Value per Share (on such date as is determined by the Administrator) less the Exercise Price per Share, and the denominator of which is such Fair Market Value per Share (the number of net Shares to be received shall be rounded down to the nearest whole number of Shares);

(v)
payment through a broker-dealer sale and remittance procedure pursuant to which the Participant (1) shall provide written instructions to a Company-designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (2) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction;

(vi)
If the exercise of the Option within the applicable times periods set forth in this Section is prevented because such exercise would constitute a violation of applicable law, the Option shall remain outstanding until one (1) month after the date the Participant is notified by the Company that the Option is exercisable, but in no event later than the Final Exercise Date set forth in the Notice; or

(vii)
The Company shall not be obligated to deliver any stock unless and until all applicable Federal and state laws and regulations have been complied with, nor in the event the outstanding common stock is at the time listed upon the NYSE MKT or any stock exchange, unless and until the shares to be delivered have been listed, or authorized to be added to the list by the NYSE MKT or the exchanges where it is listed, nor unless and until all legal matters in connection with the issuance and delivery of the shares have been approved by counsel for the Company.  The Optionee shall have no rights as a shareholder until the stock is actually delivered to him.

4.	Tax Matters.
(a)    Withholding. No Shares shall be issued pursuant to the exercise of this Option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this Option.
(b)    Disqualifying Disposition. If the Participant disposes of Shares acquired upon exercise of this Option within two years from the Grant Date or one year after such Shares were acquired pursuant to exercise of this Option, the Participant shall immediately notify the Company in writing of such disposition and shall timely satisfy all resulting tax obligations and shall hold the Company harmless with respect to any such tax obligations.
(c)    Code Section 409A. The Exercise Price is intended to be the Fair Market Value of the Common Stock on the Grant Date. The Company has determined the Fair Market Value of the Common Stock in good faith and using the reasonable application of a reasonable valuation method, for purposes of determining the Exercise Price. Notwithstanding this, the Internal Revenue Service may assert that the Fair Market Value of the Common Stock on the Grant Date was greater than the Exercise Price. Under Code Section 409A, if the Exercise Price is less than the Fair Market Value of the Common Stock as of the Grant Date, this Option may be treated as a form of deferred compensation and the Participant may be subject to an additional twenty percent (20%) tax, plus interest and possible penalties. The Participant acknowledges that the Company has advised the Participant to consult with a tax adviser regarding the potential impact of Code Section 409A and that the Company, in the exercise of its sole discretion and without the consent of the Participant, may amend or modify this Agreement in any manner and delay the payment of any amounts payable pursuant to this Agreement to the minimum extent necessary to meet the requirements of Code Section 409A, as amplified by any Internal Revenue Service or U.S. Treasury Department regulations or guidance as the Company deems appropriate or advisable.
5.    Nontransferability of Option. This Option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this Option shall be exercisable only by the Participant.
6.    Provisions of the Plan. This Option is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this Option.
7.    Entire Agreement; Governing Law. The Plan and the accompanying Notice are incorporated herein by reference. This Agreement, the Notice and the Plan constitute the entire agreement between the Company and the Participant with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Participant with respect to the subject matter hereof. This Agreement shall be governed by and construed in accordance with the Business Corporation Act of the State of Florida, as to matters within the scope thereof, and the internal laws of the State of Texas (without reference to conflict of law provisions), as to all other matters.
8.    Amendment. This Agreement may not be modified or amended in any manner adverse to the Participant’s interest except by means of a writing signed by the Company and Participant.

9.    No Guarantee of Continued Service. THE PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF OPTIONS PURSUANT TO THE VESTING SCHEDULE SET FORTH HEREIN AND IN THE NOTICE ARE EARNED ONLY BY CONTINUING SERVICE AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). THE PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED SERVICE FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE PARTICIPANT’S SERVICE WITH OR WITHOUT CAUSE.

Exhibit A
CVSL INC.

NOTICE OF INCENTIVE STOCK OPTION EXERCISE
2015 STOCK INCENTIVE PLAN

The undersigned (the “Participant”) has previously been awarded an incentive stock option (the “Option”) to purchase shares (the “Shares”) of the common stock of CVSL Inc., a Florida corporation (the “Company”), pursuant to the Company’s 2015 Stock Incentive Plan (the “Plan”), and hereby notifies the Company of the Participant’s desire to exercise the Option on the terms set forth herein:

PARTICIPANT INFORMATION:	OPTION INFORMATION:
Name:	Grant Date:
Address:	Exercise Price Per Share:	$ _________________
Taxpayer ID #:	Total Shares Covered by Option:
EXERCISE INFORMATION:
Number of Shares Being Purchased:	____________________________________
Aggregate Exercise Price:	$
Form of Payment (check all that apply):	Check for $_________ made payable to “CVSL Inc.” Cash in the amount of $_________ Value of Shares Delivered $_________ Number of Shares to be Received Based on Cashless Exercise _________
Please register the Shares in my name as follows:	_____________________________________ (Print name as it is to appear on stock certificate)

(Print Participant Name)                    (Signature)

Date:

Exhibit 10.3

FORM OF CVSL INC.
NOTICE OF NONQUALIFIED STOCK OPTION
2015 STOCK INCENTIVE PLAN

CVSL Inc., a Florida corporation (the “Company”), grants to the undersigned (the “Participant”) the following Nonqualified Stock Option to purchase shares (the “Shares”) of the common stock of the Company, par value $0.0001 per share (the “Common Stock”) pursuant to the Company’s 2015 Stock Incentive Plan (the “Plan”):

Participant:	[ ]
Total Number of Shares:	[ ]
Grant Date:	[ ]
Exercise Price per Share:	$[ ]
Vesting Commencement Date:	[ ]
Vesting Schedule:	_________________________, subject to Participant continuing to be a Service Provider through each such date.
Final Exercise Date:	[ ], however, this Option may expire earlier pursuant to Section 3 of the Nonqualified Stock Option Agreement if the Participant’s relationship with the Company is terminated.

This Nonqualified Stock Option is granted under and governed by the terms and conditions of the Plan and the accompanying Nonqualified Stock Option Agreement, both of which are incorporated herein by reference. By signing below, the Participant accepts this Nonqualified Stock Option, acknowledges receipt of a copy of the Plan and the Nonqualified Stock Option Agreement, and agrees to the terms thereof.

[NAME OF PARTICIPANT]    CVSL INC.:

By: __________________________________
(Signature)
Name: ________________________________

Address:                         Title:__________________________________

Date:_________________________________

FORM OF CVSL INC.
NONQUALIFIED STOCK OPTION AGREEMENT
Granted Pursuant to the CVSL Inc. 2015 Stock Incentive Plan

1.    Grant of Option. This Nonqualified Stock Option Agreement (the “Agreement”) evidences the grant by CVSL Inc., a Florida corporation (the “Company”), on the Grant Date to the Participant of an option (this “Option”) to purchase, in whole or in part, on the terms provided herein and in the Plan, the Total Number of Shares of Common Stock at the Exercise Price per Share, all as defined and set forth in the accompanying Notice of Nonqualified Stock Option (the “Notice”). Capitalized terms that are not otherwise defined herein or in the Notice shall have the meanings given to such terms in the Plan.

It is intended that this Option shall not be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”). Except as otherwise indicated by the context, the term “Participant,” as used in this Agreement, shall include any person who acquires the right to exercise this Option validly under its terms.

2.    Vesting Schedule. This Option shall vest and become exercisable at the time or times set forth in the accompanying Notice. If, prior to the Final Exercise Date, the Participant’s status as a service provider (a “Service Provider”) to the Company is terminated, then, immediately upon the effective date of such termination, this Option shall become exercisable as to that portion of the Total Number of Shares that otherwise would have vested prior to the effective date of such termination, it being understood that in no event shall the Participant be entitled to exercise the Option to purchase greater than the Total Number of Shares as a result of this provision.

3.    Exercise of Option.

(a)    Form of Exercise. Each election to exercise this Option shall be in writing in substantially the form of the Notice of Stock Option Exercise attached to this Agreement as Exhibit A, signed by the Participant, and received by the Company at its principal office, accompanied by this Agreement, and payment in full in the manner provided in the Plan. The Participant may purchase less than the number of Shares subject to this Option; provided that, no partial exercise of this Option may be for any fractional share.
(b)    Continuous Relationship with the Company Required. Except as otherwise provided in this Section 3, this Option may not be exercised unless the Participant, at the time of the exercise of this Option, is, and has been at all times since the Grant Date, a Service Provider to or of the Company or any subsidiary of the Company as defined in Section 424(f) of the Code (an “Eligible Participant”).
(c)    Termination of Relationship with the Company. If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in paragraph (d) below, the right to exercise this Option shall terminate three months after such cessation (but in no event after the Final Exercise Date); provided that, this Option shall be exercisable only to the extent that the Participant was entitled to exercise this Option on the date of such cessation. Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any confidentiality and nondisclosure agreement, or other agreement between the Participant and the Company or is terminated for cause under any agreement, the right to exercise this Option shall terminate immediately upon such violation.
(d)    Exercise Period Upon Death or Disability. If the Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while the Participant is an Eligible Participant, this Option shall be exercisable, within the period of one year following the date of death or disability of the Participant, by the Participant (or in the case of death by an authorized transferee); provided that, this Option shall be exercisable only to the extent that this Option was exercisable by the Participant on the date of the Participant’s death or disability, and further provided that this Option shall not be exercisable after the Final Exercise Date.
(e)    Method of Payment. Payment of the Exercise Price shall be made by any of the following, or a combination thereof, at the election of the Participant; provided, however, that such exercise method does not then

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violate any applicable law and, provided further, that the portion of the Exercise Price equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the laws of the State of Florida:

(i)	certified or official bank check;

(ii)	personal check (with the consent of the Compensation Committee);

(iii)
surrender of Shares held for the requisite period, if any, necessary to avoid a charge to the Company’s earnings for financial reporting purposes, or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate Exercise Price of the Shares as to which the Option is being exercised;

(iv)
payment on a “net-settlement” basis such that, without the payment of any funds, the Participant may exercise the Option and receive the net number of Shares equal to (a) the number of Shares as to which the Option is being exercised, multiplied by (b) a fraction, the numerator of which is the Fair Market Value per Share (on such date as is determined by the Administrator) less the Exercise Price per Share, and the denominator of which is such Fair Market Value per Share (the number of net Shares to be received shall be rounded down to the nearest whole number of Shares);

(v) payment through a broker-dealer sale and remittance procedure pursuant to which the Participant: (a) shall provide written instructions to a Company-designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate exercise price payable for the purchased Shares, and (b) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction;
(vi) if the exercise of the Option within the applicable times periods set forth in this Section is prevented because such exercise would constitute a violation of applicable law, the Option shall remain outstanding until one (1) month after the date the Participant is notified by the Company that the Option is exercisable, but in no event later than the Final Exercise Date set forth in the Notice; or

(vii)
the Company shall not be obligated to deliver any stock unless and until all applicable Federal and state laws and regulations have been complied with, nor in the event the outstanding common stock is at the time listed upon the NYSE MKT or any stock exchange, unless and until the shares to be delivered have been listed, or authorized to be added to the list by the NYSE MKT or the exchanges where it is listed, nor unless and until all legal matters in connection with the issuance and delivery of the shares have been approved by counsel for the Company.  The Participant shall have no rights as a shareholder until the stock is actually delivered to him

4.    Tax Matters.

(a)    Withholding. No Shares shall be issued pursuant to the exercise of this Option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding or other taxes required by law to be withheld in respect of this Option.

(b)    Code Section 409A. The Exercise Price is intended to be not less than the Fair Market Value of the Common Stock on the Grant Date. The Company has determined the Fair Market Value of the Common Stock in good faith and using the reasonable application of a reasonable valuation method, for purposes of determining the Exercise Price. Notwithstanding this, the Internal Revenue Service may assert that the Fair Market Value of the Common Stock on the Grant Date was greater than the Exercise Price. Under Code Section 409A, if the Exercise Price is less than the

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Fair Market Value of the Common Stock as of the Grant Date, this Option may be treated as a form of deferred compensation and the Participant may be subject to an additional twenty percent (20%) tax, plus interest and possible penalties. The Participant acknowledges that the Company has advised the Participant to consult with a tax adviser regarding the potential impact of Code Section 409A and that the Company, in the exercise of its sole discretion and without the consent of the Participant, may amend or modify this Agreement in any manner and delay the payment of any amounts payable pursuant to this Agreement to the minimum extent necessary to meet the requirements of Code Section 409A, as amplified by any Internal Revenue Service or U.S. Treasury Department regulations or guidance as the Company deems appropriate or advisable.

5.    Nontransferability of Option. This Option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this Option shall be exercisable only by the Participant.

6.    Provisions of the Plan. This Option is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this Option. The number of shares of common stock subject to your option and your exercise price per share referenced in the Notice may be adjusted from time to time for certain events, including such as stock dividends, stock splits, mergers, recapitalizations, combinations of shares, reclassifications of shares, spin-offs and the other events specified in the Plan.

7.    Entire Agreement; Governing Law. The Plan and the Notice are incorporated herein by reference. This Agreement, the Notice and the Plan constitute the entire agreement between the Company and the Participant with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Participant with respect to the subject matter hereof. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, as to matters within the scope thereof, and the internal laws of the State of Florida (without reference to conflict of law provisions), as to all other matters.

8.    Amendment. Except as set forth in the Plan, this Agreement may not be modified or amended in any manner adverse to the Participant’s interest except by means of a writing signed by the Company and Participant.

9.    No Guarantee of Continued Service. THE PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF OPTIONS PURSUANT TO THE VESTING SCHEDULE SET FORTH HEREIN AND IN THE NOTICE ARE EARNED ONLY BY CONTINUING SERVICE AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). THE PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED SERVICE FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE PARTICIPANT’S SERVICE WITH OR WITHOUT CAUSE.

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Exhibit A

CVSL INC.

NOTICE OF NONQUALIFIED STOCK OPTION EXERCISE
2015 STOCK INCENTIVE PLAN

The undersigned (the “Participant”) has previously been awarded a Nonqualified Stock Option (the “Option”) to purchase shares (the “Shares”) of the common stock of CVSL Inc., a Florida corporation (the “Company”), pursuant to the Company’s 2015 Stock Incentive Plan (the “Plan”), and hereby notifies the Company of the Participant’s desire to exercise the Option on the terms set forth herein:

PARTICIPANT INFORMATION:		OPTION INFORMATION:
Name:	___________________	Grant Date:	___________________
Address:	___________________ ___________________	Exercise Price Per Share:	$_________________
Taxpayer ID #:	___________________	Total Shares Covered by Option:	___________________

EXERCISE INFORMATION:
Number of Shares Being Purchased:	___________________
Aggregate Exercise Price:	$
Form of Payment (check all that apply):	Check for $_________ made payable to “CVSL Inc.” Value of Shares Delivered $_________ Number of Shares to be Received Based on Cashless Exercise _________
Please register the Shares in my name as follows:	(Print name as it is to appear on stock certificate)

(Print Participant Name)                     (Signature)

Date:

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